SCHEDULE 14A INFORMATION

Proxy Statement Pursuant to Section 14(a) of the Securities Exchange Act of 1934
                              (Amendment No. ___)

Filed by the Registrant |X|
Filed by a Party other than the Registrant [ ]

Check the appropriate box:

[ ]  Preliminary Proxy Statement
[ ] Confidential, for Use of the Commission Only (as permitted by Rule 14a-6(e)(2))
|X|  Definitive Proxy Statement
[ ]  Definitive Additional Materials
[ ]  Soliciting Material Pursuant toss.240.14a-11(c) orss.240.14

                          Journal Communications, Inc.
                 ----------------------------------------------
                (Name of Registrant as Specified in its Charter)

                     ---------------------------------------
     (Name of Person(s) Filing Proxy Statement if other than the Registrant)

Payment of Filing Fee (Check the appropriate box):

|X|  No fee required.

[ ]  Fee computed on table below per Exchange Act Rules 14a-6(i)(4) and 0-11.

     1)  Title of each class of securities to which transaction applies:

     2)  Aggregate number of securities to which transaction applies:

     3) Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (Set forth the amount on which the filing fee is calculated and state how it was determined):

     4) Proposed maximum aggregate value of transaction:

     5) Total fee paid:

[ ]  Fee paid previously with preliminary materials.

[ ] Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.

     1)   Amount Previously Paid:

     2)   Form, Schedule or Registration Statement No.:

     3)   Filing Party:

     4)   Date Filed:

                          JOURNAL COMMUNICATIONS, INC.
                              333 West State Street
                           Milwaukee, Wisconsin 53203
                                 (414) 224-2374


                    Notice of Annual Meeting of Shareholders

                                  June 3, 2003

The Annual Meeting of the Shareholders ("Annual Meeting") of Journal Communications, Inc. ("Journal Communications") will be held on Tuesday, June 3, 2003, at 10:00 a.m. in the Board of Directors room on the sixth floor of Journal Communications, 333 West State Street, Milwaukee, Wisconsin 53203, for the purpose of electing thirteen (13) directors of Journal Communications to serve until the 2004 Annual Meeting.

Journal Communications shareholders of record as of Tuesday, April 1, 2003, of which there are three, including the Journal Employees' Stock Trust (the "Stock Trust"), are entitled to attend and vote at the meeting. Unitholders of record of the Stock Trust as of April 1, 2003, who are active employees of Journal Communications or its subsidiaries (including employees on a duly granted leave of absence) will also be entitled to attend and vote at the meeting because the trustees of the Stock Trust, as directed by the trust, have granted those unitholders proxies to vote the shares of Journal Communications common stock represented by units held by such unitholders.

Regardless of the number of shares and/or units you own, it is important that you be represented at the meeting. If you do not sign your proxy, your vote cannot be counted unless you vote in person at the Annual Meeting. Therefore, please sign and date the enclosed proxy and return it in the envelope provided.

You can revoke your proxy at any time before it is voted by giving written notice to Paul E. Kritzer, Secretary of Journal Communications, by delivering a later-dated proxy, or by voting in person at the meeting. Attendance at the meeting, by itself, does not revoke your proxy.

By Order of the Directors,

Steven J. Smith                               /s/ Steven J. Smith
Chairman of the Board
Date:  April 29, 2003

                          JOURNAL COMMUNICATIONS, INC.
                              333 West State Street
                           Milwaukee, Wisconsin 53203
                                 (414) 224-2374




                                 PROXY STATEMENT
                                       FOR
                         ANNUAL MEETING OF SHAREHOLDERS




                              OWNERSHIP AND VOTING

Solicitation of Proxies

     The enclosed proxy is solicited by the board of directors of Journal Communications, Inc. for use at the Annual Meeting of Shareholders of Journal Communications to be held at 10:00 a.m. on Tuesday, June 3, 2003, in the Board of Directors room on the sixth floor of Journal Communications, 333 West State Street, Milwaukee, Wisconsin 53203. In addition to using the mail, the directors, officers and employees of Journal Communications may solicit proxies personally, by telephone, by e-mail, by facsimile or by other written communication. Employees of Journal Communications and its subsidiaries may also make solicitations. Journal Communications will bear all costs relating to the solicitation of proxies by the company. If you execute a proxy, you may revoke it by delivering written notice to Paul E. Kritzer, Secretary of Journal Communications, before the meeting, delivering a later-dated proxy before the meeting, or voting at the meeting. If you sign a proxy without marking your vote, the appointed proxies will vote "FOR" the election of the nominees for director indicated herein. The board of directors is first mailing this proxy statement and proxy on or about May 1, 2003.

Journal Communications Shares

Outstanding Voting Securities of Journal Communications

     Journal Communications has only one class of stock authorized. Shareholders of record at the close of business on April 1, 2003, are entitled to notice of the meeting and to vote the shares of stock held on that date. Each share is entitled to one vote. Directors will be elected by a plurality of votes cast at the meeting (assuming a quorum is present). For this purpose, "plurality" means that the individuals receiving the largest number of votes are elected as directors, up to the maximum number of directors to be chosen at the election. Consequently, any shares not voted at the meeting, whether due to abstention or otherwise, will have no impact on the election of directors.

     On April 1, 2003, 28,800,000 shares of Journal Communications common stock were issued and outstanding, of which 25,920,000 shares were held by the Stock Trust, which shares were, in turn, represented by a like number of units of beneficial interest that the Stock Trust issued. See "Beneficial Ownership Under the Stock Trust," below, for a further description of the Stock Trust and the voting rights of its unitholders. On April 1, 2003, Journal Communications held 2,884,263 units of beneficial interest, which will not be voted at the meeting.

Principal Shareholders of Journal Communications

     Listed in the following table are the beneficial owners as of April 1, 2003, of more than five percent (5%) of the issued and outstanding Journal Communications stock:

--------------------------------------------------------------------------------------------------------------------
          Name/Address             Class         Ownership Type         Amount Owned        Percentage of Class
--------------------------------------------------------------------------------------------------------------------
Journal Employees' Stock Trust,   Common           Beneficial            25,920,000                90.0%
333 W. State Street, Milwaukee,                    And Record
WI  53203
--------------------------------------------------------------------------------------------------------------------
Matex Inc., c/o Meissner,         Common           Beneficial            2,640,000                  9.2%
Tierney, Fisher & Nichols, 111                     And Record
E. Kilbourn Avenue,
Milwaukee, WI 53202
--------------------------------------------------------------------------------------------------------------------

Ownership of Journal Communications Shares by Directors and Officers as a Group

     Voting securities that directors and director-nominees beneficially own are disclosed under "Election of Directors," below. The directors, director-nominees and executive officers of Journal Communications as a group are the beneficial owners of 1,105,708 units, representing a beneficial interest in 4.3% of the total number of shares eligible to vote at the Annual Meeting. James L. Forbes, Roger D. Peirce, Ulice Payne, Jr., David J. Drury and Mary Ellen Stanek do not own units because they are not employees of Journal Communications.

Beneficial Ownership Under the Stock Trust

     On April 1, 2003, the Stock Trust, of which Steven J. Smith, Douglas G. Kiel, Paul M. Bonaiuto, Keith K. Spore and James J. Ditter are the trustees, owned of record 25,920,000 shares or 90% of the issued and outstanding shares of Journal Communications stock. The Stock Trust issues units, each unit representing a beneficial interest in one share of Journal Communications stock. In the election of directors, the trustees of the Stock Trust are required to deliver a proxy to active employee unitholders allowing those unitholders to vote the shares of Journal Communications stock represented by the units they own (A copy of the trustees' proxy is included with this proxy statement as Exhibit A). Shares represented by units that retirees, other former employees, employee benefit trusts and employees' charitable, educational or religious trusts hold are voted by the stock trustees with respect to the election of directors.

     On April 1, 2003, the 25,920,000 units of beneficial interest issued by the Stock Trust were owned as follows:

     o active employee unitholders (excluding units placed in trusts by employees), 14,636,231 units;

     o    retirees, former employees and employee trusts, 8,399,506 units, and

     o    Journal Communications, Inc., 2,884,263 units.

On the record date, there were 23,035,737 shares represented by units outstanding and eligible to vote for the election of directors. In addition, there were 2,880,000 shares held by the Grant family shareholders as of the record date that are also entitled to vote on the election of directors. Shares represented by units held by Journal Communications are not voted in an election for directors.

     Whenever a unitholder ceases to be an employee of Journal Communications or one of its subsidiaries for any reason except retirement or a corporate downsizing or restructuring approved by the trustees, the trust agreement requires that the unitholder must offer his/her units for sale to certain classes of eligible buyers. Employees who retire or are separated from Journal Communications or its subsidiaries due to a corporate downsizing or restructuring approved by the trustees may be entitled to hold a decreasing, pro rata percentage of their units for a limited number of years without offering them for sale. Employee benefit trusts, which are trusts that active employees have established to provide retirement benefits, are eligible to hold units.

     In elections of Journal Communications' directors, the stock trustees vote the units that retirees, former employees, employee benefit trusts and other trusts hold. On the record date, retirees, separated employees, employee benefit trusts and other trusts held 8,399,506 units representing a beneficial interest in 32.4% of the total number of shares eligible to vote at the Annual Meeting.

     On October 25, 2002, the board of directors suspended the purchase and sale of units under the trust agreement while it explored sources of additional permanent capital.

Ownership Information of Stock Trustees

     All of the stock trustees are directors and officers of Journal Communications and receive no additional compensation for serving as stock trustees or directors. Individual stock trustees have no beneficial interest in the shares of Journal Communications stock that the Stock Trust owns other than through the units they own individually. The following chart shows the number of units that stock trustees held as of the close of business on April 1, 2003, and the percentage of the outstanding shares eligible to vote at the Annual Meeting that those units represent:

                                              Units Owned          Percentage of Shares
            Trustee                           Beneficially           Eligible to Vote
     ---------------------------------     -----------------    --------------------------

     Steven J. Smith                            188,060                   0.73%
     Douglas G. Kiel                             97,998                   0.38%
     Paul M. Bonaiuto                            68,256                   0.26%
     Keith K. Spore                              74,000                   0.29%
     James J. Ditter                             41,200                   0.16%
     All Trustees as a Group                    469,514                   1.82%

                              ELECTION OF DIRECTORS

     Journal Communications' by-laws provide that the number of directors will be no less than three and no more than 29, as determined by the board of directors, and that all directors shall be elected annually. The board of directors has fixed the maximum number of directors at fifteen, of whom no more than nine may be employees of Journal Communications or its subsidiaries and no more than six may be non-employees. Prior to February 4, 2003, the board of directors consisted of 14 members, including nine employee directors and five non-employee directors. On February 4, 2003, David G. Meissner resigned as a director, citing a concern that as the company continues to evaluate sources of permanent capital there could be conflicts between his roles as director and his role as leader of the Grant/Abert family's interest. On March 4, 2003, Mr. Drury was appointed by the board of directors to fill the vacant non-employee director position that was created by the board of directors on June 4, 2002. In addition, Mr. Payne, who was named President of the Milwaukee Brewers Baseball Club, Limited Partnership, on September 25, 2002, has declined to be re-nominated to the board of directors due to his new responsibilities with the baseball club. As a result, the board of directors has nominated 13 persons for election to serve as directors of Journal Communications until the next annual meeting of stockholders. It is the board's intention to hold open the remaining two non-employee director vacancies until it is able to identify and appoint qualified candidates.

     Although management expects that each of the nominees will be available for election, if any of them is not a candidate at the time the election occurs, then the proxies will be voted for other nominees selected by the board of directors. Pursuant to Journal Communications' by-laws, written notice of other qualifying nominations for election to the board of directors by shareholders must have been received by the Secretary by March 6, 2003. As the Secretary has not received any such notice, no other nominations for election to the board of directors of Journal Communications may be made at the meeting.

     In elections of Journal Communications' directors, the stock trustees vote all shares represented by units that retirees, former employees, employee benefit trusts and other trusts hold. On the record date, retirees, former employees and employee benefit trusts and other trusts held 8,399,506 units representing a beneficial interest in 32.4% of the Journal Communications stock eligible to vote at the Annual Meeting. The stock trustees intend to vote those shares for the election of the nominees listed below. In addition, if you sign, date and return your proxy but do not mark a vote with respect to the election of directors, the stock trustees will vote the shares represented by your units for the election of the nominees listed below.

     The nominees for director of Journal Communications are listed in the following table:

----------------------------- ------------------------------- ------ ---------------------------- --------------------
          Nominee                Principal Occupation (1)      Age      Date Elected Director       Units Owned (2)
----------------------------- ------------------------------- ------ ---------------------------- --------------------
Paul M. Bonaiuto              Executive Vice President &         52  June 8, 1993                        68,256
                              Chief Financial Officer
----------------------------- ------------------------------- ------ ---------------------------- --------------------
James J. Ditter               Vice President; President,         41  September 6, 1995                   41,200
                              Norlight Telecommunications,
                              Inc.
----------------------------- ------------------------------- ------ ---------------------------- --------------------
David J. Drury                President, Poblocki & Sons LLC     54  March 4, 2003                            0
----------------------------- ------------------------------- ------ ---------------------------- --------------------
James L. Forbes               Chairman, Badger Meter, Inc.       70  September 4, 1996                        0
----------------------------- ------------------------------- ------ ---------------------------- --------------------
Cynthia L. Gault              Account Executive, WTMJ-TV         48  June 5, 2001                         9,900
----------------------------- ------------------------------- ------ ---------------------------- --------------------
Douglas G. Kiel               President                          54  June 4, 1991                        97,998
----------------------------- ------------------------------- ------ ---------------------------- --------------------
Mary Hill Leahy               Vice President & General           48  June 4, 2002                         6,316
                              Counsel - Business Services
----------------------------- ------------------------------- ------ ---------------------------- --------------------
Roger D. Peirce               Consultant and Corporate           65  September 4, 1996                        0
                              Director
----------------------------- ------------------------------- ------ ---------------------------- --------------------
David D. Reszel               Advertising Special Sections       51  June 4, 2002                        64,830
                              Manager, Journal Sentinel Inc.
----------------------------- ------------------------------- ------ ---------------------------- --------------------
Steven J. Smith               Chairman of the Board & Chief      53  June 2, 1987                       188,060
                              Executive Officer
----------------------------- ------------------------------- ------ ---------------------------- --------------------
Keith K. Spore                Senior Vice President;             60  September 6, 1995                   74,000
                              President & Publisher,
                              Journal Sentinel Inc.
----------------------------- ------------------------------- ------ ---------------------------- --------------------


----------------------------- ------------------------------- ------ ---------------------------- --------------------
          Nominee                Principal Occupation (1)      Age      Date Elected Director       Units Owned (2)
----------------------------- ------------------------------- ------ ---------------------------- --------------------
Mary Ellen Stanek             Managing Director and Chief        47  June 4, 2002                             0
                              Investment Officer, Baird
                              Advisors,
                              Robert W. Baird & Co.,
                              Incorporated
----------------------------- ------------------------------- ------ ---------------------------- --------------------
Karen O. Trickle              Vice President & Treasurer         46  June 2, 1999                        23,531
----------------------------- ------------------------------- ------ ---------------------------- --------------------

(1) All nominees have been employed by Journal Communications for over five years at the time of the Annual Meeting, except Messrs. Forbes, Peirce and Drury and Ms. Stanek, who are not employed by Journal Communications, and Ms. Leahy, who joined the company in July 2001. In the past five years, the director-nominees have been involved in the following professional activities:

     Paul M. Bonaiuto has served as our Executive Vice President since June 1997 and Chief Financial Officer since January 1996. Mr. Bonaiuto was our Senior Vice President between March 1996 and June 1997.

     James J. Ditter was elected Vice President in September 1995. In addition,
          Mr. Ditter has been President of Norlight Telecommunications, Inc., one of our subsidiaries, since September 1995. He is a certified public accountant. He is also a member of the human resources committee.

     David J. Drury has been the President, CEO and majority owner of Poblocki &
          Sons LLC since July 1999. Poblocki & Sons LLC is a privately-held exterior and interior sign systems company. He is a former partner of Price Waterhouse, a certified public accountant, and served as a business consultant in 1997-1999. He is a director and chair of the audit committees at both St. Francis Capital Corporation and Plexus Corp.

     James L. Forbes has been the Chairman of Badger Meter, Inc. ("Badger
          Meter"), Milwaukee, since April 1999 and was Chief Executive Officer of Badger Meter from 1987 to 2002. Mr. Forbes served as President of Badger Meter from 1982 to 1999 and 2000 to 2001. Badger Meter is a marketer and manufacturer of flow management and control products. Mr. Forbes is a director of Badger Meter, Sensient Technologies Corporation and Cobalt Corporation. He is also a certified public accountant. Mr. Forbes is a member of the executive, audit and compensation / management review committees and is the chair of the audit committee.

     Cynthia L. Gault has served as an Account Executive for WTMJ-TV since
          November 1998. Previously she had been a broadcast Account

          Executive, Marketing Director and Media Consultant before taking a seven-year family leave. Ms. Gault was elected to the 58th and 59th terms of the Unitholder Council (2000-2002) and the board of directors during the 59th term (2001-2002). She is a member of the executive committee.

     Douglas G. Kiel has served as President since December 1998. In addition,
          Mr. Kiel has been the Chief Executive Officer of Journal Broadcast Group, Inc., one of our subsidiaries, since December 2001. He was our Executive Vice President between June 1997 and December 1998 and President of Journal Broadcast Group, Inc. from June 1990 to July 2001.

     Mary Hill Leahy has been our Vice President and General Counsel-Business
          Services since July 2001. Ms. Leahy served as General Counsel Americas, GE Medical Systems, a developer and manufacturer of medical imaging equipment, from January 1999 to July 2001, as Counsel for Products and Distribution, GE Medical Systems, from June 1997 to January 1999, and Consulting Attorney for Miller Brewing Company from 1995 to 1997. She is a member of the human resources committee.

     Roger D. Peirce is a corporate consultant and certified public accountant.
          Prior to 1997, he was the former Executive Vice President and Chief Financial Officer of Super Steel Products Corp., a manufacturing firm, and the former President and Chief Executive Officer of Valuation Research Corporation, an appraisal firm. He has been a director of Brady Corporation, Milwaukee, since 1988. Mr. Peirce is a member of the executive, audit and compensation / management review committees and is the acting chair of the compensation / management review committee.

     David D. Reszel has served as the Advertising Special Sections Manager for
          Journal Sentinel Inc., one of Journal Communications' subsidiaries, since June 1999. He has been employed in the Advertising Department for Journal Sentinel Inc. since 1978. Mr. Reszel was elected to the 56th and 57th terms of the Unitholder Council (1998-2000). During the term of the 57th Unitholder Council (1999-2000), he was elected chairperson of the Unitholder Council and a member of the board of directors.

     Steven J. Smith has served as the Chairman of the Board since December 1998 and Chief Executive Officer since March 1998. He previously served as President between September 1992 and December 1998. He is a director of Badger Meter, Inc. Mr. Smith is a member of the executive committee.

     Keith K. Spore has served as Senior Vice President since September 1995. He has also served as President of Journal Sentinel Inc. since July 1995 and Publisher of the Milwaukee Journal Sentinel since June 1996.

     Mary Ellen Stanek has been the Managing Director and Chief Investment
          Officer of Baird Advisors, Robert W. Baird & Co., Incorporated, since March 2000. She has also served as President, Baird Funds, Inc., since 2000. Previously she was President of Firstar Funds (December 1998 to March 2000) and President and Chief Executive Officer (November 1998 to February 2000) and President and Chief Operating Officer (March 1994 to November 1998) of Firstar Investment Research & Management Company, LLC, Milwaukee. She is a director of Aurora Health Care System, Inc., and the West Bend Mutual Insurance Company. Ms. Stanek is a member of the executive and human resources committees and chair of the human resources committee.

     Karen O. Trickle has served as Vice President since March 1999 and
          Treasurer since December 1996.

(2) No director or officer beneficially owns one percent or greater of the outstanding shares of Journal Communications stock, except as noted above in "Ownership of Journal Communications Shares by Directors and Officers as a Group."

       The Board of Directors Recommends a Vote FOR the Director Nominees.

     It is important that you return your proxy promptly. Therefore, the directors request that you date, sign and return the enclosed proxy as soon as possible. If you sign and return a proxy but do not designate how proxies should vote the proxy by marking one of the boxes next to the proposal to elect the director nominees described in this proxy statement, then the appointed proxies will vote your units and shares that are entitled to vote at the meeting "FOR" the election of director nominees named in this proxy statement.

                               OTHER BOARD MATTERS


The Board of Directors and Committees

     The board of directors met seven (7) times in 2002. All of the directors of Journal Communications during 2002 attended at least 75% of the (a) full meetings of the board of directors and (b) meetings of committees of the board of directors on which the respective directors served.

     During 2002, the board of directors had four committees: executive, compensation/management review, audit and human resources.

     The board of directors has authorized an executive committee of up to nine members, to which the board has delegated certain powers so that the committee may act on urgent matters in a timely and efficient manner. Messrs. Smith, Forbes, Payne, Peirce, and Ms. Stanek and Ms. Gault are members of the executive committee. Mr. Meissner served on the executive committee during 2002. The executive committee held three meetings in 2002.

     The compensation/management review committee held three meetings in 2002. The compensation/management review committee has the responsibility to assure that officers and key managers are effectively compensated on an internally equitable and externally competitive basis. The committee's members, none of whom can be an employee, are currently Messrs. Forbes and Peirce. Mr. Meissner served on the compensation/management review committee during 2002.

     The board of directors has authorized an audit committee to assist the board in fulfilling its responsibility for Journal Communications' accounting and financial reporting practices and to provide a channel of communications between the board and Journal Communications' independent auditors and internal audit staff. The audit committee's duties include: (1) the selection of independent auditors; (2) reviewing the scope of the audit to be conducted by the independent auditors, as well as the results of such audit; (3) approving non-audit services provided by the independent auditor; (4) reviewing the organization and scope of internal controls and (5) assessing our financial reporting activities, including our annual report, and the accounting standards and principles followed. The audit committee is currently comprised of three non-employee directors: Messrs. Forbes (Chair), Payne and Peirce. Mr. Meissner served on the audit committee during 2002. As Mr. Payne is not standing for re-election to the board of directors at the Annual Meeting, the board of directors intends to appoint an additional non-employee director to the audit committee at the annual meeting of directors that will take place following the annual meeting of shareholders. The audit committee held four meetings in 2002.

     The human resources committee was formed in August 2002. The human resources committee's responsibility is to provide oversight of company policies and practices relating to employee relations and human resources activities. The committee also has oversight of the management and administration of all company retirement (including defined benefit and defined contribution plans and any other retirement programs) and welfare plan programs. Members of the human resources committee are Ms. Stanek (Chair), Mr. Ditter and Ms. Leahy. The human resources committee held two meetings in 2002.

     The board of directors does not have a standing nominating committee. The board of directors will consider nominations for directors made by shareholders provided such nominations are delivered to the Secretary no less than 90 days prior to the first anniversary of the immediately preceding annual meeting of shareholders and otherwise comply with Journal Communications' bylaws.

Compensation Committee Interlocks and Insider Participation

     Mr. Smith, chairman and chief executive officer, has served as a director of Badger Meter since February 2000. Mr. Forbes is chairman of Badger Meter and has served as a director of Journal Communications since 1996. Mr. Forbes is a member of the compensation/management review, executive and audit committees of the board of directors.

Directors' Fees

     Journal Communications pays directors' fees only to those directors who are not employees of Journal Communications or one of its subsidiaries. All directors who are full-time employees of Journal Communications or a subsidiary are compensated in their capacities as employees. Outside directors are eligible to receive an annual retainer fee of $17,500 a year plus $1,500 for each board or committee meeting. Mr. Forbes earned $44,250, Mr. Peirce earned $41,750, Mr. Payne earned $37,250, Mr. Meissner (who declined the annual retainer fee) earned $24,250 and Ms. Stanek earned $18,750 in directors' fees in 2002.

                                  COMPENSATION

Executive Compensation

     The following table sets forth the 2002 compensation for Journal Communications' chief executive officer and the four other highest-paid executive officers, as well as the total compensation paid to each individual for the last three fiscal years:


                                        Summary Compensation Table
                                        ---------------------------

                                            Annual Compensation

---------------------------------------------------------------------------------------------------------------------
                                                                                            Long-term
                                                                                            Incentive
      Name and Principal Position                                     Bonus (Annual         Payments    All Other
       (as of December 31, 2002)           Year        Salary        Incentive Comp.)         (LTIP)     Comp.(1)
---------------------------------------------------------------------------------------------------------------------
Steven J. Smith, Chairman of the Board     2002        $575,000         $297,666                  $ 0 -  $4,130
and Chief Executive Officer                2001         573,077           86,250              222,655     4,236
                                           2000         545,385           82,500              412,472     4,680

---------------------------------------------------------------------------------------------------------------------
Douglas G. Kiel, President                 2002        $415,000         $194,705                  $ 0    $4,130
                                           2001         413,077           58,100              120,461     4,236
                                           2000         387,692           49,823              199,067     4,680

---------------------------------------------------------------------------------------------------------------------

---------------------------------------------------------------------------------------------------------------------
                                                                                            Long-term
                                                                                            Incentive
      Name and Principal Position                                     Bonus (Annual         Payments    All Other
       (as of December 31, 2002)           Year        Salary        Incentive Comp.)         (LTIP)     Comp.(1)
---------------------------------------------------------------------------------------------------------------------

Paul M. Bonaiuto, Executive Vice           2002        $340,000         $144,889                  $ 0    $4,130
President & Chief Financial Officer        2001         338,461           40,800               86,324     4,236
                                           2000         317,692           38,400              176,938     4,680

---------------------------------------------------------------------------------------------------------------------
Keith K. Spore, Senior Vice President;     2002        $336,923         $111,223                  $ 0    $5,430
President and Publisher, Journal           2001         329,000           28,875               27,386     4,680
Sentinel Inc.                              2000         315,923           28,530               58,046     4,680

---------------------------------------------------------------------------------------------------------------------
Carl D. Gardner, Vice President;           2002        $280,308          $91,308                  $ 0    $5,430
President-Radio, Journal Broadcast         2001         271,077           20,422               22,399     4,680
Group, Inc.                                2000         258,846           17,334                    0     4,680

---------------------------------------------------------------------------------------------------------------------


(1) All of the five highest-compensated officers were participants in the Journal Communications, Inc. Investment Savings Plan (a 401(k) plan). Employer contributions to the plan and to the cafeteria benefits plan on behalf of these officers represent all of the compensation in the "All Other Compensation" column in the summary compensation table above.



Long-Term Incentive Plan

                       Management Long-Term Incentive Plan
                           Potential Payments in 2006
                   for the Preceding 3-Year Performance Period

-------------------------- -------------------- -------------------- --------------------
       Participant              Threshold             Target               Maximum
-------------------------- -------------------- -------------------- --------------------
     Steven J. Smith            $133,100             $532,400             $798,600
-------------------------- -------------------- -------------------- --------------------
     Douglas G. Kiel             71,899               287,595              431,393
-------------------------- -------------------- -------------------- --------------------
    Paul M. Bonaiuto             52,200               208,800              313,200
-------------------------- -------------------- -------------------- --------------------
     Keith K. Spore              40,365               161,460              242,190
-------------------------- -------------------- -------------------- --------------------
     Carl D. Gardner             34,040               136,160              204,240
-------------------------- -------------------- -------------------- --------------------

     The compensation/management review committee maintains a management long-term incentive plan to motivate and drive management behavior to achieve results that will enhance the unitholders' and shareholders' investment over the long term. The participants in this plan are the chairman/CEO, president, executive vice president and the presidents of the subsidiaries. Corporate executives are rewarded entirely on Journal Communications' performance while subsidiary presidents are rewarded 60% on subsidiary performance and 40% on corporate performance. Payment amounts for the management long-term incentive plan for fiscal 2002 are listed in the summary compensation table above.

     The table above shows the threshold, target and maximum awards that are potentially payable to the named executive officers in 2006 for the performance period of 2003 to 2005. This table is calculated on each executive's base salary for 2003; however, actual calculations will use the executive's average salary for the period 2003 to 2005. Payouts of awards are currently based on the net return on equity of Journal Communications and the return on invested capital for the subsidiary companies over a three-year period. Each participant's award is determined based on the degree to which three-year performance is achieved at the conclusion of the performance cycle. The chief executive officer and the compensation / management review committee are currently considering a change in the performance measurement used for the plan years 2002 to 2004 and 2003 to 2005. Any action anticipated would not change the potential payment amounts shown above. Performance measures and goals for the corporation and subsidiaries are recommended by the chief executive officer and approved by the compensation / management review committee for each eligible participant.

Pension Plan and Supplemental Benefit Plan

     The following table shows the approximate annual retirement benefit payable on retirement at age 65 under the Journal Communications, Inc. Employees' Pension Plan and the Journal Communications, Inc. Supplemental Benefit Plan for employees in specified compensation ranges with varying years of participation in the plans:

                                   Estimated Annual Retirement Benefit
                                   -----------------------------------

------------------------- --------------------------------------------------------------------------------------------
       Five Year                                          Years of Plan Participation
------------------------- ---------------------- ---------------------- ----------------------- ----------------------
  Average Compensation             20                     25                      30                     35
------------------------- ---------------------- ---------------------- ----------------------- ----------------------
        $300,000                $ 72,285               $ 90,356                $108,427               $126,498
------------------------- ---------------------- ---------------------- ----------------------- ----------------------
        $400,000                $ 98,285               $122,856                $147,427               $171,998
------------------------- ---------------------- ---------------------- ----------------------- ----------------------
        $500,000                $124,285               $155,356                $186,427               $217,498
------------------------- ---------------------- ---------------------- ----------------------- ----------------------
        $600,000                $150,285               $187,856                $225,427               $262,998
------------------------- ---------------------- ---------------------- ----------------------- ----------------------
        $700,000                $176,285               $220,356                $264,427               $308,498
------------------------- ---------------------- ---------------------- ----------------------- ----------------------
        $800,000                $202,285               $252,856                $303,427               $353,998
------------------------- ---------------------- ---------------------- ----------------------- ----------------------
        $900,000                $228,285               $285,356                $342,427               $399,498
------------------------- ---------------------- ---------------------- ----------------------- ----------------------
       $1,000,000               $254,285               $317,856                $381,427               $444,498
------------------------- ---------------------- ---------------------- ----------------------- ----------------------

     The employees' pension plan is completely funded by Journal Communications. Journal Communications' contributions are accrued based on amounts required to be funded under provisions of the Employee Retirement Income Security Act of 1974. The amount of accrued benefits is actuarially determined under the accrued benefit valuation method. It is a defined benefit pension plan that provides benefits for employees of Journal Communications, Inc., Journal Sentinel Inc., Journal Broadcast Corporation (and certain employees of its subsidiaries), Add, Inc. and Norlight Telecommunications, Inc. who meet minimum age and service eligibility requirements. The monthly retirement benefit under the plan, assuming attainment of the retirement age specified by the plan and payments in the form of a life annuity, is determined in accordance with a formula that takes into account the following factors: final average compensation for the last five years of employment (taking into account gross earnings and annual incentive compensation as reported in the summary compensation table), number of years of active plan participation and an actuarially determined Social Security offset.

     The supplemental benefit plan is a non-qualified, unfunded, defined benefit plan that supplements payments under the pension plan. Benefits payable under the supplemental plan are calculated without regard to the limitations imposed on the amount of compensation that may be taken into account under the pension plan.

     With respect to the officers and directors listed in the summary compensation table above, all five are participants in the pension plan. Mr. Smith has 25 years of pension plan participation, Mr. Kiel has 15 years, Mr. Spore has 36 years, Mr. Bonaiuto has 5 years and Mr. Gardner has 10 years as of the date of this proxy statement.

Compensation Committee Report

     The board of directors established a compensation committee on March 2, 1993 to be comprised of three members, none of whom can be an employee, to develop and implement compensation plans for senior management. It became the compensation/management review committee in 2002. The compensation/management review committee is responsible for assuring that Journal Communications' officers and key management personnel receive performance-based compensation that is internally equitable and competitive with the market. Specifically, the compensation/management review committee was directed to (1) independently review and approve the compensation plan proposed by the chairman/CEO for the president, the executive vice president and the presidents of the subsidiaries;
(2) review the performance of the chairman/CEO and (3) formulate and implement a compensation plan for the chairman/CEO. For 2002, senior management compensation was reviewed by the compensation/management review committee, and, where appropriate, base salaries were adjusted to targets within median ranges for the industry.

     The compensation/management review committee has established an executive base compensation plan, an annual executive incentive program and an executive long-term incentive program for the chief executive officer and other executives.

     1.   Executive Base Compensation Plan
          --------------------------------

     The compensation / management review committee has directed that executive compensation should be (a) based on performance, (b) sufficient to attract and retain quality talent and (c) competitive in the marketplace. In determining base salaries for 2002, the compensation/management review committee reviewed Journal Communications' historical performance, current salary levels and industry marketplace information. With that information, the committee received a recommendation from the chairman, president and executive vice president that their base compensation for 2002 should be unchanged in order to align with expense reduction initiatives throughout the business. The committee adopted their requests and maintained their base compensation at essentially the same level in 2002 as the prior year.

     Mr. Smith's base compensation review is focused on Journal Communications' overall performance and growth of shareholder value. Factors influencing the committee's determination of Mr. Smith's base compensation for 2002 included the continued growth of Journal Communications, the increased growth in the value of Journal Communications' units, his valuable efforts in initiating and pursuing a search for sources of permanent capital and the protection of the best interests of the employee-owners. The base compensation of the president, the executive vice president and the subsidiary presidents was determined by the compensation committee based on similar guidelines.

     2.   Executive Annual Incentive Plan
          -------------------------------

     The compensation/management review committee approved the management annual incentive plan to reward key individuals for achieving pre-established financial and non-financial goals that support Journal Communications' annual business objectives and mission to enhance the value of unitholders' and shareholders' investment. This annual incentive plan rewards executive performance as measured by net return on equity or invested capital and annual growth in revenue, factors that significantly influence unitholders' value. The personal and financial goals for the chairman, president and executive vice president are approved by the compensation/management review committee. For other executives of Journal Communications, the annual incentives are based 80% on corporate financial performance and 20% on non-financial goals that are determined by the executive officers in consultation with the chairman. For subsidiary presidents and key managers, the annual incentives are based on a combination of subsidiary performance, corporate performance and non-financial goals. Participation in this plan is limited to key employees of Journal Communications and its subsidiaries whose job responsibilities have a direct impact on the strategic goals of Journal Communications. The goals established annually for each participant determine the minimum, median and maximum performance criteria required for payment under the plan. Each participant is informed annually of the financial performance matrix and other goals that will determine the potential incentive payment the participant can receive. In 2002, annual bonus targets were compared to bonuses received by executives in equivalent positions in the industry and were found to be within median ranges. Based on Journal Communications' performance in 2002, Mr. Smith received an annual incentive bonus of $297,666, paid in 2003.

     3.   Executive Long-Term Incentive Plan
          ----------------------------------

     The compensation/management review committee has approved the management long-term incentive plan to motivate and drive management behavior to achieve results that will enhance the unitholders' and shareholders' investment over the long term. The incentive plan approved by the Committee is based on net return on equity or invested capital over a three-year period. The participants in this plan are the chairman/CEO, president, executive vice president and the presidents of the subsidiaries. Participating corporate executives are rewarded entirely on Journal Communications' performance while subsidiary presidents are rewarded 60% on subsidiary performance and 40% on corporate performance. Amounts paid to the five highest-compensated executives are listed in the summary compensation table above.

     The compensation/management review committee continues to review the effect of Section 162(m) of the Internal Revenue Code. This has not had, and is not expected to have, a material effect due to the officers' compensation levels.

     By the Compensation/Management Review Committee: James L. Forbes and Roger
D. Peirce.

                             STOCK PERFORMANCE GRAPH

     The following graph shows a comparison of cumulative total returns for Journal Communications' stock, the Standard & Poor's 500 Stock Index and a peer group comprised of ten corporations that concentrate on newspapers and broadcast operations (although such corporations do not have Journal Communications' blend of other diversified businesses, such as telecommunications, printing services, label printing and direct marketing services which, for the year ended December 31, 2002, in the aggregate, provide about 42.1% of Journal Communications' annual operating revenue).



                  COMPARISON OF 5-YEAR CUMULATIVE TOTAL RETURN

          Among Journal Communications, Inc., S&P 500 and a Peer Group

                             Stock Performance Graph


                                [GRAPH OMITTED]



-------------------------------------- ------------- ------------- -------------- ------------- -------------
                                           1998          1999          2000           2001          2002
-------------------------- ----------- ------------- ------------- -------------- ------------- -------------
JCI                            100          122           149            180            204           212
-------------------------- ----------- ------------- ------------- -------------- ------------- -------------
S&P 500                        100          129           156            141            125            97
-------------------------- ----------- ------------- ------------- -------------- ------------- -------------
Peer Group                     100          111           130            130            141           158
-------------------------- ----------- ------------- ------------- -------------- ------------- -------------

     The total cumulative return on investment (change in the year-end stock price plus dividends) for Journal Communications stock is based on a $100 investment as of January 1, 1998. The price of Journal Communications stock is calculated 13 times a year, or every four weeks, using a formula that is based on Journal Communications' earnings over a five-year period and book value at the time of calculation. The formula is stated in Section 25 of the Trust Agreement. The total return for the S&P 500 is based on a $100 investment as of January 1, 1998. The total return for the peer group is based on a $100 investment in the ten (10) companies included in a peer group index, as of January 1, 1998. Companies in the peer group are A.H. Belo Corporation, Gannett, Inc., Knight Ridder, Inc., Lee Enterprises, Inc., McClatchy Newspapers, Inc., The New York Times Company, Pulitzer Publishing Company, The E.W. Scripps Company, Tribune Company and The Washington Post Company.





                              INDEPENDENT AUDITORS

General


     The board of directors of Journal Communications appointed Ernst & Young LLP, 111 E. Kilbourn Avenue, Milwaukee, Wisconsin 53202, as the independent auditors for the year 2002 and is expected to reappoint the firm for 2003 at the Annual Meeting. In accordance with past practice, it is not expected that a representative of Ernst & Young LLP will attend the annual meeting. Journal Communications' 2002 annual report was mailed to all stockholders and unitholders during April of this year. Any shareholder or unitholder having a question about the 2002 annual report or Journal Communications' relationship with Ernst & Young LLP should direct it to Paul M. Bonaiuto, Executive Vice President & Chief Financial Officer, P. O. Box 661, Milwaukee, Wisconsin 53201 (333 W. State Street, Milwaukee, Wisconsin 53203) or e-mail Mr. Bonaiuto at pbonaiut@jc.com. If deemed necessary, Mr. Bonaiuto will forward questions to Ernst & Young LLP for response as soon as possible.

     Ernst & Young LLP has served as Journal Communications' independent auditors for at least 78 years. During 2002, it performed an annual audit of the consolidated financial statements of Journal Communications for inclusion in the annual report to shareholders and required filings with the Securities and Exchange Commission.

     Additionally, Ernst & Young LLP performs the annual audits of Journal Employees' Stock Trust, Journal Communications, Inc. Investment Savings Plan, Journal Communications, Inc. Employees' Pension Plan, and Journal
Communications, Inc. Employees' Welfare Benefit Master Plan and Trust.

Report of the Audit Committee

     The audit committee of the board of directors is responsible for providing independent, objective oversight of Journal Communications' accounting functions and internal controls. The audit committee acts under a written charter approved by the board of directors on March 6, 2001. All of the members of the audit committee are independent as defined by Rule 4200(a)(15) of the listing standards of the National Association of Securities Dealers, Inc.

     The audit committee reviews Journal Communications' financial reporting process on behalf of the board of directors. In fulfilling its responsibilities, the audit committee has reviewed and discussed the audited financial statements contained in the 2002 Annual Report on Form 10-K with Journal Communications' management and independent auditors. Management is responsible for the financial statements and the reporting process, including the system of internal controls. The independent auditors are responsible for expressing an opinion on the conformity of those audited financial statements with accounting principles generally accepted in the United States.

     The audit committee discussed with the independent auditors matters required to be discussed by Statement on Auditing Standards No. 61, "Communication with Audit Committees," as amended. In addition, Journal Communications' independent auditors provided to the audit committee the written disclosures and the letter required by the Independence Standards Board Standard No. 1, "Independence Discussions with Audit Committees," and the audit committee discussed with the independent auditors their independence. The audit committee considered whether the independent auditors' provision of non-audit services is compatible with maintaining the independent auditors' independence. Upon discussion, the committee agreed to amend the Audit Committee Charter to require management to seek approval for non-audit services from independent auditors. The fees paid to the independent auditor for 2001 and 2002 were:

                                              2001       2002
                                            --------   --------
                  Audit Fees                $218,756   $355,783
                  Audit-related Fees        $137,362   $ 23,882
                  Tax Fees                  $ 52,152   $ 42,121
                  All other fees            $236,860   $ 24,503

Audit fees are the fees billed for professional services rendered for the audit of the company's annual financial statements, the review of quarterly financial statements and statutory and regulatory filings. Audit-related fees are the fees billed for assurance and related services for employee benefit plan audits, internal control audits, attest services and consultations concerning financial accounting and reporting matters not classified as audit. Tax fees are the fees billed for professional services rendered for tax compliance, tax advice and tax planning. All other fees are the fees for products and services other than those in the above three categories.

     In reliance on the reviews and discussion referred to above, the audit committee recommended to the board of directors that the audited financial statements be included in the Journal Communications' Annual Report on Form 10-K for the fiscal year ended December 31, 2002, for filing with the U.S. Securities and Exchange Commission.

     By the Audit Committee: James L. Forbes (Chairman), Roger D. Peirce and Ulice Payne Jr.

             SECTION 16(a) BENEFICIAL OWNERSHIP REPORTING COMPLIANCE

     Section 16(a) of the Securities Exchange Act of 1934 requires Journal Communications' directors, officers and 10% shareholders to file reports with the Securities and Exchange Commission regarding their ownership of common stock and any changes in such ownership. Based upon Journal Communications' review of copies of these reports and certifications given to Journal Communications by such persons, Journal Communications believes that in 2002 the directors, officers and 10% shareholders of Journal Communications complied with the
Section 16(a) filing requirements except for Mr. Payne and Ms. Stanek, independent directors who do not own any shares or units, did not file an Initial Statement of Beneficial Ownership of Securities on Form 3.

                              CERTAIN TRANSACTIONS

     Ms. Stanek, a director, is the President of Baird Funds, Inc. and the Managing Director and Chief Investment Officer of Baird Advisors, Robert W. Baird & Co., Incorporated. She is not part of the investment banking division of Robert W. Baird & Co., Incorporated. The board of directors of Journal Communications (with Ms. Stanek abstaining) retained the services of the investment banking division of Robert W. Baird & Co., Incorporated, as its financial advisor in 2002 and will similarly do so in 2003. Ms. Stanek receives no additional compensation or incentive payments as a result of Robert W. Baird & Co., Incorporated's work for the company.


                                  OTHER MATTERS

General
-------

     A copy of Journal Communications' annual report on Form 10-K as filed with the Securities and Exchange Commission on March 31, 2003, was furnished to shareholders and unitholders in April 2003. Additional copes will be forwarded without charge to shareholders and unitholders upon written request directed to Paul E. Kritzer, Secretary, Journal Communications, Inc., P.O. Box 661, Milwaukee, Wisconsin 53201 (333 W. State Street, Milwaukee, Wisconsin 53203), or his e-mail address, pkritzer@jc.com.

Shareholder Proposals
---------------------

     A shareholder or unitholder wishing to include a proposal pursuant to Rule 14a-8 under the Exchange Act ("Rule 14a-8") in Journal Communications' proxy statement for the 2004 Annual Meeting of Shareholders must forward the proposal to Journal Communications so that it is received by Wednesday, December 31, 2003. Journal Communications' by-laws establish procedures for shareholder nominations for elections for directors of Journal Communications and for bringing business before any annual meeting of stockholders of Journal Communications. Among other things, under terms as currently in effect, to bring business before an annual meeting, a shareholder must give written notice to the Secretary of Journal Communications not less than 90 days prior to the first anniversary of the date of the annual meeting of shareholders of Journal Communications in the immediately preceding year. The notice must also contain certain information about the proposed business or the nominee and the shareholder making the proposal. Under the by-laws as currently in effect, if Journal Communications does not receive a shareholder proposal submitted otherwise than pursuant to Rule 14a-8 prior to Friday, March 5, 2004, then the notice will be considered untimely and Journal Communications is not required to present such proposal at the 2004 Annual Meeting of Shareholders. If the board of directors chooses to present such proposal at the 2004 Annual Meeting of Shareholders, then the persons named in proxies solicited by the board of directors for the 2004 Annual Meeting of Shareholders may exercise discretionary voting power with respect to such proposal.

     Management and the trustees do not intend to present to the meeting any matter not referred to in the foregoing notice of joint meeting and do not know of any matters that will be presented to the meeting by others.

                                    By Order of the Board of Directors

                                    /s/ Paul E. Kritzer

                                    Paul E. Kritzer
                                    Vice President & Secretary

April 29, 2003

                                                                       Exhibit A
                      STOCK TRUSTEES' PROXY TO UNITHOLDERS
     For the Annual Meeting of Shareholders of Journal Communications, Inc.
                           to be held on June 3, 2003


KNOW ALL PERSONS BY THESE PRESENTS that the undersigned ("Trustees") of the Journal Employees' Stock Trust ("Trust"), holder of 25,920,000 shares of capital stock of Journal Communications, Inc., a Wisconsin corporation ("Company"), do hereby appoint each active employee unitholder in the Trust, subject to certain restrictive conditions, as proxy with power of substitution for and in the name of the undersigned to vote one share of said stock for each Trust unit held by such unitholder as evidenced on the transfer books of the Trustees at the close of business on Tuesday, April 1, 2003, at the Annual Meeting of Shareholders of said Company to be held at the time and place specified in the foregoing notice and at any adjournment of said meeting, in relation to any and all matters which may properly come before such meeting, with all of the powers that the undersigned would possess if personally present thereat. A certified list of such unitholders, together with the number of shares they are so entitled to vote, has been delivered to the Company by the Trustees.

This proxy is issued pursuant to the provisions of Section 21 of the Journal Employees' Stock Trust Agreement, dated May 15, 1937, as amended, and the authority hereby conferred is subject to each of the restrictive conditions expressed therein as follows:

          "The Trustees, as soon as they shall receive notice of any meeting of the owners of Journal Stock, shall issue to each owner of units, except ex-employee-eligibles, employee benefit trusts and employee-eligible transferees, a proxy authorizing him/her or such other person(s) as he/she may substitute for him/her to vote at such meeting the number of shares of Journal Stock represented by the units owned by him/her, provided, however, and each such proxy shall so state, that neither the owner of such units nor his/her substitute(s) shall have the power or authority to vote (a) to sell or lease all or substantially all of the assets of the Company, or (b) to dissolve the Company or (c) to merge or consolidate the Company with any other corporation(s) in which the Company and/or the stockholders of the Company upon completion of such consolidation or merger do not control directly or indirectly a majority of the voting stock, unless the employee-owners of at least two-thirds of the outstanding units owned by employee-eligibles shall have authorized the Trustees to offer all shares held by the Trustees for sale in accordance with the provisions of Section 24 to the classes of optionees therein defined and such options shall have expired within three months prior to such vote. The Trustees may authorize the affixing of a facsimile of their signatures to any proxy with the same effect as though such proxy was signed by them personally. The Trustees shall have exclusive authority to vote all shares of Journal Stock represented by units owned by ex-employee-eligibles, employee benefit trusts and employee-eligible transferees."

     The Trustees will vote 8,399,506 units owned by ex-employee-eligibles, employee benefit trusts and employee-eligible transferees for the election of directors.

Dated:  April 29, 2003

Trustees Under Journal Employees' Stock Trust
Agreement, dated May 15, 1937, as amended

/s/ Steven J. Smith           /s/ Paul M. Bonaiuto

/s/ Douglas G. Kiel           /s/ Keith K. Spore

                          JOURNAL COMMUNICATIONS, INC.
                              333 West State Street
                           Milwaukee, Wisconsin 53203


                                                                     May 1, 2003

Dear Shareholder / Unitholder:

Enclosed is your ballot to appoint proxies to vote for you to elect the slate of directors of Journal Communications, Inc. nominated by management.

The proposal is explained in the accompanying proxy statement. Please review the proxy statement.

Directors will be elected by a plurality of the votes cast.

We will announce the results of the voting on Tuesday, June 3, 2003.

                                 Sincerely,


                                 /s/ Steven J. Smith


                                 Steven J. Smith
                                 Chairman, Journal Communications, Inc.

                             EMPLOYEE - OWNER PROXY

                        ANNUAL MEETING OF SHAREHOLDERS OF

                          JOURNAL COMMUNICATIONS, INC.

                                  JUNE 3, 2003

      This Proxy is solicited on behalf of the Journal Communications, Inc.
                               Board of Directors

The undersigned appoints Steven J. Smith and Douglas G. Kiel, and each of them, each with full power to act without the other, and each with full power of substitution, as Proxies to vote one share of Journal Communications, Inc. common stock for each Unit of Beneficial Interest of the Journal Employees' Stock Trust held of record by the undersigned on April 1, 2003, at the Annual Meeting referred to above, to be held on June 3, 2003, or any adjournment thereof. The undersigned also acknowledges receipt of the Notice and Proxy Statement relating to the Annual Meeting.

This Proxy, when properly executed, will be voted in the manner the undersigned Unitholder directs below. If you sign and return this Proxy but do not specify otherwise, this Proxy will be voted FOR the election of the nominees listed on the reverse side of this card. Therefore, to direct a vote FOR the nominees, you need not mark any box. Simply sign, date and return this Proxy.

If this Proxy is not returned, the shares of Journal Communications, Inc. common stock represented by the Units of Beneficial Interest that you own will not be voted.

Please be sure to sign on the reverse side of this card exactly as your name appears next to the signature line.

         PLEASE COMPLETE, SIGN, DATE AND RETURN THIS PROXY CARD PROMPTLY
                       RETURN USING THE ENVELOPE PROVIDED
 _ _ _ _ _ _ _ _ _ _ _ _ _ _ _ _ _ _ _ _ _ _ _ _ _ _ _ _ _ _ _ _ _ _ _ _ _ _ _ _

The Board of Directors recommends a vote FOR the election of the following nominees:

1 -  Paul M. Bonaiuto       8 -  Roger D. Peirce         FOR all nominees   [ ]           WITHHOLD     [ ]
2 -  James J. Ditter        9 -  David D. Reszel         listed to the left               AUTHORITY
3 -  David J. Drury        10 -  Steven J. Smith         (except as specified             to vote for all
4 -  James L. Forbes       11 -  Keith K. Spore           below)                          nominees listed
5 -  Cynthia L. Gault      12 -  Mary Ellen Stanek                                        to the left
6 -  Douglas G. Kiel       13 -  Karen O. Trickle
7 -  Mary Hill Leahy
                                                     (Instructions:  To withhold authority to vote for any
                                                     indicated nominee, write the number(s) of the
                                                     nominee(s) in the box provided below)

                                                     ------------------------------------------------------


                                                     ------------------------------------------------------


                                                     Date
                                                         --------------------------------------------------



                                                     Signature
                                                              ---------------------------------------------


                                                     PLEASE SIGN YOUR NAME EXACTLY AS IT
     ---------------------------------------         APPEARS TO THE LEFT.
